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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                            The Securities Act 1934


Date of Report (Date of earliest event reported)    May 19, 1997
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                               Respironics, Inc.
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            (Exact name of registrant as specified in its charter)

Delaware                          000-16723                       25-1304989
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State or other jurisdiction       Commission                      IRS Employer
of incorporation                  File Number                     identification
                                                                  Employees


1501 Ardmore Boulevard, Pittsburgh PA                  15221-4401
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(Address of principal executive officers)                (Zip)


Registrant's telephone number, including area code    (412) 731-2100
                                                      --------------



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        (Former name and former address, if changed since last report)
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Item 1.         Changes in Control of Registrant
                None


Item 2.         Acquisition or Disposition of Assets.
                None


Item 3.         Bankruptcy or Receivership.
                None


Item 4.         Changes in Registrant's Certifying Accountant.
                None


Item 5.         Other Events.

                On May 19, 1997, Raymond W. Dyer was appointed to the new position of Vice President Marketing.

                Additionally, on May 19, 1997, Robert D. Crouch was promoted to the new position of Sr. Vice President, Sales and Marketing.


Item 6.         Resignation of Registrant's Directors.
                None


Item 7.         Financial Statements and Exhibits.
                None.
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Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     Respironics, Inc.
                                            -------------------------------
                                                     (Registrant)

 May 29, 1997                                     /s/ Dorita A. Pishko
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         (Date)                                      (Signature)

                                                     Dorita A. Pishko
                                                     Corporate Secretary